Exhibit 4.1

ROPER TECHNOLOGIES, INC.

Officer’s Certificate

August 21, 2024

Reference is made to the Indenture, dated as of November 26, 2018 (the “Indenture”), between Roper Technologies, Inc., a Delaware corporation (the “Issuer”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Trustee is the trustee for any and all securities issued under the Indenture. Pursuant to Sections 2.01, 2.03 and 2.04 of the Indenture, the undersigned officer does hereby certify, in connection with the Issuer’s issuance of $500,000,000 aggregate principal amount of its 4.500% Senior Notes due 2029 (the “2029 Notes”), $500,000,000 aggregate principal amount of its 4.750% Senior Notes due 2032 (the “2032 Notes”) and $1,000,000,000 aggregate principal amount of its 4.900% Senior Notes due 2034 (the “2034 Notes”, collectively with the 2029 Notes and the 2032 Notes, the “Notes”), that the terms of the Notes are as follows:

Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Indenture.

2029 Notes

Title:	4.500% Senior Notes due 2029

Issuer:	Roper Technologies, Inc.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association

Aggregate Principal Amount at Maturity:	$500,000,000

Principal Payment Date:	October 15, 2029

Interest:	4.500% per annum

Date from which Interest will Accrue:	August 21, 2024

Interest Payment Dates:	April 15 and October 15, beginning April 15, 2025

Optional Redemption:	Prior to September 15, 2029 (one month prior to the maturity date of the 2029 Notes) (the “2029 Par Call Date”), the Issuer may redeem the 2029 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2029 Notes matured on the 2029 Par Call Date) on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the 2029 Notes) plus 15 basis points, less (b) interest accrued to the date of redemption; and

(ii)  100% of the principal amount of the 2029 Notes being redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and multiples of $1,000 thereafter

Miscellaneous:	The terms of the 2029 Notes shall include such other terms as are set forth in the form of 2029 Notes attached hereto as Exhibit A and in the Indenture.

2032 Notes

Title:	4.750% Senior Notes due 2032

Issuer:	Roper Technologies, Inc.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association

Aggregate Principal Amount at Maturity:	$500,000,000

Principal Payment Date:	February 15, 2032

Interest:	4.750% per annum

2

Date from which Interest will Accrue:	August 21, 2024

Interest Payment Dates:	February 15 and August 15, beginning February 15, 2025

Optional Redemption:	Prior to December 15, 2031 (two months prior to the maturity date of the 2032 Notes) (the “2032 Par Call Date”), the Issuer may redeem the 2032 Notes at its option, in whole or in part, at any time or from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2032 Notes matured on the 2032 Par Call Date) on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the 2032 Notes) plus 15 basis points, less (b) interest accrued to the date of redemption; and

(ii)  100% of the principal amount of the 2032 Notes being redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and multiples of $1,000 thereafter

Miscellaneous:	The terms of the 2032 Notes shall include such other terms as are set forth in the form of 2032 Notes attached hereto as Exhibit B and in the Indenture.

2034 Notes

Title:	4.900% Senior Notes due 2034

Issuer:	Roper Technologies, Inc.

3

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association

Aggregate Principal Amount at Maturity:	$1,000,000,000

Principal Payment Date:	October 15, 2034

Interest:	4.900% per annum

Date from which Interest will Accrue:	August 21, 2024

Interest Payment Dates:	April 15 and October 15, beginning April 15, 2025

Optional Redemption:	Prior to July 15, 2034 (three months prior to the maturity date of the 2034 Notes) (the “2034 Par Call Date”), the Issuer may redeem the 2034 Notes at its option, in whole or in part, at any time or from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2034 Notes matured on the 2034 Par Call Date) on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the 2034 Notes) plus 20 basis points, less (b) interest accrued to the date of redemption; and

(ii)  100% of the principal amount of the 2034 Notes being redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

Conversion:	None

Sinking Fund:	None

Denominations:	$2,000 and multiples of $1,000 thereafter

4

Miscellaneous:	The terms of the 2034 Notes shall include such other terms as are set forth in the form of 2034 Notes attached hereto as Exhibit C and in the Indenture.

Subject to the representations, warranties and covenants described in the Indenture, as amended or supplemented from time to time, the Issuer shall be entitled, subject to authorization by the Board of Directors of the Issuer and an Officer’s Certificate, to issue additional notes from time to time under each series of Notes issued hereby. Any such additional notes of a series shall have identical terms as the Notes of such series issued on the issue date, other than with respect to the date of issuance and the issue price (together, the “Additional Notes”). Any Additional Notes will be issued in accordance with Section 2.03 of the Indenture.

Such officer has read and understands the provisions of the Indenture and the definitions relating thereto. The statements made in this Officer’s Certificate are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Issuer. In such officer’s opinion, he has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not the covenants and conditions of such Indenture relating to the issuance and authentication of the Notes have been complied with. In such officer’s opinion, such covenants and conditions have been complied with.

5

IN WITNESS WHEREOF, I have signed this Officer’s Certificate.

Dated: August 21, 2024

ROPER TECHNOLOGIES, INC.

By:	/s/ John Stipancich
Name:	John Stipancich
Title:	Executive Vice President, General Counsel
and Corporate Secretary

[Signature Page to Officer’s Certificate pursuant to Indenture]

Exhibit A

Form of 2029 Notes

[Form of 2029 Global Note]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ROPER TECHNOLOGIES, INC.

4.500% Senior Notes due 2029

CUSIP No. 776696AG1

ISIN No. US776696AG14

$

ROPER TECHNOLOGIES, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of    on October 15, 2029.

Interest Payment Dates: April 15 and October 15 (each, an “Interest Payment Date”), commencing on April 15, 2025.

Interest Record Dates: April 1 and October 1 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

2

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officers.

ROPER TECHNOLOGIES, INC.

By:
	Name:	John Stipancich
	Title:	Executive Vice President, General Counsel and Corporate Secretary

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated:

Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

ROPER TECHNOLOGIES, INC.

4.500% Senior Notes due 2029

1. Interest.

Roper Technologies, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above (the “Original Interest Rate”). Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from August 21, 2024. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing April 15, 2025. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Paying Agent.

Initially, Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3. Indenture; Defined Terms.

This Note is one of the 4.500% Notes due 2029 issued under the indenture, dated as of November 26, 2018 (the “Base Indenture”), between the Issuer and the Trustee, and established pursuant to an Officer’s Certificate, dated August 21, 2024, issued pursuant to Sections 2.01, 2.03 and 2.04 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, except for terms as described under the section titled “8. Optional Redemption” (in which case this Note shall govern), the terms of the Indenture shall govern.

1

4. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer of or exchange any Note selected for redemption, in whole or in part.

5. Limitations on Liens.

The Issuer shall not issue, incur, create, assume or guarantee any Indebtedness secured by a Lien upon any Principal Property or upon any of the Capital Stock or Indebtedness of any of its Significant Subsidiaries (whether such Principal Property, or Capital Stock or Indebtedness is then existing or owed or is thereafter created or acquired) without in any such case effectively providing, concurrently with the issuance, incurrence, creation, assumption or guaranty of any such secured Indebtedness, or the grant of such Lien, that the Notes (together, if the Issuer shall so determine, with any other Indebtedness of or guarantee by the Issuer ranking equally with the Notes) shall be secured equally and ratably with (or, at the option of the Issuer, prior to) such secured Indebtedness, except:

(i) Liens existing on the Issue Date;

(ii) Liens on assets or property of a Person at the time it becomes a Subsidiary, securing Indebtedness of such Person, provided such Indebtedness was not incurred in connection with such Person or entity becoming a Subsidiary and such Liens do not extend to any assets other than those of the person becoming a Subsidiary;

(iii) Liens on property or assets of a Person existing at the time such person is merged into or consolidated with the Issuer or any of its Subsidiaries, or at the time of a sale, lease or other disposition of all or substantially all of the properties or assets of a person to the Issuer or any of its Subsidiaries, provided that such Lien was not incurred in anticipation of the merger, consolidation, or sale, lease, other disposition or other such transaction by which such Person was merged into or consolidated with the Issuer or any of its Subsidiaries;

(iv) Liens existing on assets created at the time of, or within the 12 months following, the acquisition, purchase, lease, improvement or development of such assets to secure all or a portion of the purchase price or lease for, or the costs of improvement or development of (in each case including related costs and expenses), such assets;

(v) Liens to secure any extension, renewal, refinancing or refunding (or successive extensions, renewals, refinancings or refundings), in whole or in part, of any Indebtedness secured by Liens referred to in this Section 5, so long as such Lien is limited to all or part of substantially the same property which secured the Lien extended, renewed or replaced, and the amount of Indebtedness secured is not increased (other than by the amount equal to any costs and expenses (including any premiums, fees or penalties) incurred in connection with any extension, renewal, refinancing or refunding);

2

(vi) Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the Issuer’s books in conformity with generally accepted accounting principles;

(vii) Liens imposed by law, such as carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

(viii) Liens to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(ix) Liens in favor of only the Issuer or one or more of its Subsidiaries;

(x) Liens in favor of the Trustee securing Indebtedness owed under the Indenture to the Trustee and granted in accordance with the Indenture; and

(xi) Liens to secure Hedging Obligations.

Notwithstanding the restrictions in this Section 5, the Issuer will be permitted to incur Indebtedness, secured by Liens otherwise prohibited by this Section 5, which, together with the value of Attributable Debt outstanding pursuant to Sale and Lease-Back Transactions permitted pursuant to Section 6(iii), do not exceed 15% of Consolidated Net Tangible Assets measured at the date of incurrence of the Lien.

For purposes of this Section 5, the following terms will be applicable:

“Attributable Debt” with regard to a Sale and Lease-Back Transaction with respect to any Principal Property means, at the time of determination, the present value of the total net amount of rent required to be paid under such lease during the remaining term thereof (including any period for which such lease has been extended), discounted at the rate of interest set forth or implicit in the terms of such lease (or, if not practicable to determine such rate, the weighted average interest rate per annum borne by the Securities then outstanding under the Indenture (including the Notes) and any securities then outstanding under the Indenture, dated as of August 4, 2008, between Roper Industries, Inc. (now known as Roper Technologies, Inc.) and the Trustee) compounded semi-annually. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall be the lesser of (x) the net amount determined assuming termination upon the first date such lease may be terminated (in which case the net amount shall also include the amount of the penalty, but shall not include any rent that would be required to be paid under such lease subsequent to the first date upon which it may be so terminated) or (y) the net amount determined assuming no such termination.

3

“Capital Stock” means:

(a) with respect to any person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of common stock and preferred stock of such person, and all options, warrants or other rights to purchase or acquire any of the foregoing; and

(b) with respect to any person that is not a corporation, any and all partnership, membership or other equity interests of such person, and all options, warrants or other rights to purchase or acquire any of the foregoing.

“Consolidated Net Tangible Assets” means, as of any date on which the Issuer effects a transaction requiring such Consolidated Net Tangible Assets to be measured hereunder, the aggregate amount of assets (less applicable reserves) after deducting therefrom: (a) all current liabilities, except for current maturities of long-term debt and obligations under capital leases; and (b) intangible assets (including goodwill), to the extent included in said aggregate amount of assets, all as set forth on the Issuer’s most recent consolidated balance sheet and computed in accordance with generally accepted accounting principles in the United States of America applied on a consistent basis.

“Hedging Obligations” means:

(a) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements;

(b) other agreements or arrangements designed to manage interest rates or interest rate risk;

(c) other agreements or arrangements designed to protect against fluctuations in currency exchange rates or commodity prices; and

(d) other agreements or arrangements designed to protect against fluctuations in equity prices.

“Principal Property” means the land, improvements, buildings, fixtures and equipment (including any leasehold interest therein) constituting the principal corporate office of the Issuer, any manufacturing plant, or any manufacturing, distribution or research facility (in each case, whether now owned or hereafter acquired) which is owned or leased by the Issuer, unless the Board of Directors of the Issuer has determined in good faith that such office, plant or facility is not of material importance to the total business conducted by the Issuer and the Subsidiaries of the Issuer taken as a whole. With respect to any Sale and Lease-Back Transaction or series of related Sale and Lease-Back Transactions, the determination of whether any property is a Principal Property shall be determined by reference to all properties affected by such transaction or series of transactions.

4

6. Limitation on Sale and Lease-back Transactions.

The Issuer shall not enter into any Sale and Lease-Back Transaction with respect to any Principal Property, other than any such Sale and Lease-Back Transaction involving a lease for a term of not more than three years or any such Sale and Lease-Back Transaction between the Issuer and one of its Subsidiaries or between its Subsidiaries, unless:

(i) the Issuer or such Subsidiary, as applicable, could have incurred Indebtedness secured by a Lien on the Principal Property involved in such Sale and Lease-Back Transaction in an amount at least equal to the Attributable Debt with respect to such Sale and Lease-Back Transaction, without equally and ratably securing the Notes, pursuant to Section 5 hereto; or

(ii) the proceeds of such Sale and Lease-Back Transaction are at least equal to the fair market value of the affected Principal Property (as determined in good faith by the Board of Directors of the Issuer) and the Issuer applies an amount equal to the net proceeds of such Sale and Lease-Back Transaction within 365 days of such Sale and Lease-Back Transaction to any of (or a combination of):

1.	the prepayment or retirement of the Securities then outstanding under the Indenture (including the Notes);

2.

the prepayment or retirement (other than any mandatory retirement, mandatory prepayment or sinking fund payment or by payment at maturity) of other Indebtedness of the Issuer or of one of its Subsidiaries (other than Indebtedness that is subordinated to the Securities then outstanding under the Indenture (including the Notes) or Indebtedness owed to the Issuer or one of its Subsidiaries) that matures more than 12 months after its creation; or

3.	the purchase, construction, development, expansion or improvement of other comparable property.

(iii) Notwithstanding the restrictions in subsections (i) and (ii) above, the Issuer will be permitted to enter into Sale and Lease-Back Transactions otherwise prohibited by Section 6(i) and (ii) hereof, which, together with all of the Indebtedness outstanding pursuant to the second paragraph of Section 5, do not exceed 15% of Consolidated Net Tangible Assets measured at the closing date of the Sale and Lease-Back Transaction.

For purposes of this Section 6, see certain applicable definitions contained in Section 5 and the following definition for “Sale and Lease-Back Transaction”:

“Sale and Lease-Back Transaction” means any arrangement with any Person providing for the leasing by the Issuer of any Principal Property, whether now owned or hereafter acquired, which Principal Property has been or is to be sold or transferred by the Issuer to such Person.

5

7. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note.

8. Optional Redemption.

Prior to September 15, 2029 (one month prior to the maturity date of the Notes) (the “Par Call Date”), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to the date of redemption;

and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to the redemption date.

For purposes of this Section 8, see the following definition for “Treasury Rate”:

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) – H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant

6

maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed. Any notice may, in the Issuer’s discretion, be subject to the satisfaction or waiver of one or more conditions precedent, including, but not limited to, completion of an equity offering, a financing or other corporate transaction, provided that if such redemption or notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Issuer’s discretion, the redemption date may be postponed until up to 60 days following the notice of redemption, and such notice may be rescinded in the event that any or all such conditions precedent shall not have been satisfied by the date of redemption (including as it may be postponed), provided that if the Issuer requested that the Trustee provide the notice of redemption to the holders, then the Issuer must provide the Trustee with notice of such rescission or any delay in the redemption date no less than two business days prior to the giving of such redemption notice.

7

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC, Euroclear Bank SA/NV or Clearstream Banking, S.A. (or another depositary), the redemption of the Notes shall be made in accordance with the policies and procedures of the depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

9. Offer to Repurchase Upon Change of Control Triggering Event.

Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, unless the Issuer shall have exercised its right pursuant to Section 8 hereof to redeem the Notes, each Holder of Notes shall have the right to require the Issuer to repurchase all or, at the Holder’s option, any part (in a multiple of $1,000 provided that the remaining principal amount, if any, following such repurchase shall be at least $2,000 or a multiple of $1,000 in excess thereof), of such Holder’s Notes (a “Change of Control Offer”) at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest, if any, on the Notes to be repurchased, to, but excluding, the repurchase date (the “Change of Control Payment”).

Within 30 days following any Change of Control Triggering Event, the Issuer shall cause a notice to be mailed to Holders of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The Issuer shall comply with the requirements of applicable securities laws and regulations in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event.

On the Change of Control Payment Date, the Issuer shall, to the extent lawful:

(i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(ii) no later than 10:00 a.m. New York time, deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

8

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased by the Issuer.

The paying agent shall promptly mail, to each Holder who properly tendered Notes, the repurchase price for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be in a principal amount of $2,000 or a multiple of $1,000 in excess thereof.

The Issuer shall not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the Indenture applicable to a Change of Control Offer made by the Issuer and purchases all Notes properly tendered and not withdrawn under such Change of Control Offer. If such third party terminates or defaults its Change of Control Offer, the Issuer shall be required to make a Change of Control Offer treating the date of such termination or default as though it were the date of the Change of Control Triggering Event. Notwithstanding anything to the contrary herein, a Change of Control Offer may be made in advance of a Change of Control Triggering Event, conditional upon such Change of Control Triggering Event, if a definitive agreement is in place for the Change of Control at the time of making the Change of Control Offer.

The Issuer shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provision of any such securities laws or regulations conflicts with this Section 9, the Issuer shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under this Section 9 by virtue of any such conflict.

For purposes of this Section 9, the following terms will be applicable:

“Change of Control” means the occurrence of any one of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger, amalgamation, arrangement or consolidation), in one or a series of related transactions, of all or substantially all of the Issuer’s properties or assets and those of its subsidiaries, taken as a whole, to one or more persons, other than to the Issuer or one of its subsidiaries; (2) the consummation of any transaction including, without limitation, any merger, amalgamation, arrangement or consolidation the result of which is that any person becomes the beneficial owner, directly or indirectly, of more than 50% of the Issuer’s Voting Stock; (3) the Issuer consolidates with, or merge with or into, any person, or any person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Issuer or of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person immediately after giving effect to such transaction; or (4) the adoption of a plan relating to the Issuer’s liquidation or dissolution. For the purposes of this definition, “person” and “beneficial owner” have the meanings used in Section 13(d) of the Exchange Act.

9

“Change of Control Triggering Event” means the Notes cease to be rated Investment Grade by both Rating Agencies on any date during the period (the “Trigger Period”) commencing 60 days prior to the first public announcement of the Change of Control or the Issuer’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control, which Trigger Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change. Unless at least one Rating Agency is providing a rating for the Notes at the commencement of any Trigger Period, the Notes will be deemed to have ceased to be rated Investment Grade during that Trigger Period. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Investment Grade” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of the Rating Agencies ceases to provide rating services to issuers or investors, and no Change of Control Triggering Event has occurred or is occurring, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act that is selected by the Issuer (as certified by a resolution of the Board of Directors) as a replacement for Moody’s or S&P, or both of them, as the case may be, and that is reasonably acceptable to the Trustee.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the Board of Directors of such person.

10. Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such Event of Default (voting together as a single class), shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the

10

Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Outstanding Securities (including the Notes) affected (voting together as a single class) to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

11. Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

12. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

13. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

14. Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

11

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

12

SCHEDULE OF EXCHANGES OF NOTES

a. The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

13

REPURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL

To: Roper Technologies, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Roper Technologies, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay,        an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such repurchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be repurchased plus interest accrued to, but excluding, the repurchase date, except as provided in the Indenture.

Dated:

Signature

Principal amount to be repurchased (a multiple of $1,000):

Remaining principal amount following such repurchase:                (zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory

14

Exhibit B

Form of 2032 Notes

[Form of 2032 Global Note]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ROPER TECHNOLOGIES, INC.

4.750% Senior Notes due 2032

CUSIP No. 776696AH9

ISIN No. US776696AH96

$

ROPER TECHNOLOGIES, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of  on February 15, 2032.

Interest Payment Dates: February 15 and August 15 (each, an “Interest Payment Date”), commencing on February 15, 2025.

Interest Record Dates: February 1 and August 1 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

2

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officers.

ROPER TECHNOLOGIES, INC.

By:
	Name:	John Stipancich
	Title:	Executive Vice President, General Counsel and Corporate Secretary

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated:

Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

ROPER TECHNOLOGIES, INC.

4.750% Senior Notes due 2032

1. Interest.

Roper Technologies, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above (the “Original Interest Rate”). Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from August 21, 2024. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing February 15, 2025. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Paying Agent.

Initially, Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3. Indenture; Defined Terms.

This Note is one of the 4.750% Notes due 2032 issued under the indenture, dated as of November 26, 2018 (the “Base Indenture”), between the Issuer and the Trustee, and established pursuant to an Officer’s Certificate, dated August 21, 2024, issued pursuant to Sections 2.01, 2.03 and 2.04 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, except for terms as described under the section titled “8. Optional Redemption” (in which case this Note shall govern), the terms of the Indenture shall govern.

4. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer of or exchange any Note selected for redemption, in whole or in part.

5. Limitations on Liens.

The Issuer shall not issue, incur, create, assume or guarantee any Indebtedness secured by a Lien upon any Principal Property or upon any of the Capital Stock or Indebtedness of any of its Significant Subsidiaries (whether such Principal Property, or Capital Stock or Indebtedness is then existing or owed or is thereafter created or acquired) without in any such case effectively providing, concurrently with the issuance, incurrence, creation, assumption or guaranty of any such secured Indebtedness, or the grant of such Lien, that the Notes (together, if the Issuer shall so determine, with any other Indebtedness of or guarantee by the Issuer ranking equally with the Notes) shall be secured equally and ratably with (or, at the option of the Issuer, prior to) such secured Indebtedness, except:

(i) Liens existing on the Issue Date;

(ii) Liens on assets or property of a Person at the time it becomes a Subsidiary, securing Indebtedness of such Person, provided such Indebtedness was not incurred in connection with such Person or entity becoming a Subsidiary and such Liens do not extend to any assets other than those of the person becoming a Subsidiary;

(iii) Liens on property or assets of a Person existing at the time such person is merged into or consolidated with the Issuer or any of its Subsidiaries, or at the time of a sale, lease or other disposition of all or substantially all of the properties or assets of a person to the Issuer or any of its Subsidiaries, provided that such Lien was not incurred in anticipation of the merger, consolidation, or sale, lease, other disposition or other such transaction by which such Person was merged into or consolidated with the Issuer or any of its Subsidiaries;

(iv) Liens existing on assets created at the time of, or within the 12 months following, the acquisition, purchase, lease, improvement or development of such assets to secure all or a portion of the purchase price or lease for, or the costs of improvement or development of (in each case including related costs and expenses), such assets;

(v) Liens to secure any extension, renewal, refinancing or refunding (or successive extensions, renewals, refinancings or refundings), in whole or in part, of any Indebtedness secured by Liens referred to in this Section 5, so long as such Lien is limited to all or part of substantially the same property which secured the Lien extended, renewed or replaced, and the amount of Indebtedness secured is not increased (other than by the amount equal to any costs and expenses (including any premiums, fees or penalties) incurred in connection with any extension, renewal, refinancing or refunding);

(vi) Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the Issuer’s books in conformity with generally accepted accounting principles;

(vii) Liens imposed by law, such as carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

(viii) Liens to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(ix) Liens in favor of only the Issuer or one or more of its Subsidiaries;

(x) Liens in favor of the Trustee securing Indebtedness owed under the Indenture to the Trustee and granted in accordance with the Indenture; and

(xi) Liens to secure Hedging Obligations.

Notwithstanding the restrictions in this Section 5, the Issuer will be permitted to incur Indebtedness, secured by Liens otherwise prohibited by this Section 5, which, together with the value of Attributable Debt outstanding pursuant to Sale and Lease-Back Transactions permitted pursuant to Section 6(iii), do not exceed 15% of Consolidated Net Tangible Assets measured at the date of incurrence of the Lien.

For purposes of this Section 5, the following terms will be applicable:

“Attributable Debt” with regard to a Sale and Lease-Back Transaction with respect to any Principal Property means, at the time of determination, the present value of the total net amount of rent required to be paid under such lease during the remaining term thereof (including any period for which such lease has been extended), discounted at the rate of interest set forth or implicit in the terms of such lease (or, if not practicable to determine such rate, the weighted average interest rate per annum borne by the Securities then outstanding under the Indenture (including the Notes) and any securities then outstanding under the Indenture, dated as of August 4, 2008, between Roper Industries, Inc. (now known as Roper Technologies, Inc.) and the Trustee) compounded semi-annually. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall be the lesser of (x) the net amount determined assuming termination upon the first date such lease may be terminated (in which case the net amount shall also include the amount of the penalty, but shall not include any rent that would be required to be paid under such lease subsequent to the first date upon which it may be so terminated) or (y) the net amount determined assuming no such termination.

“Capital Stock” means:

(a) with respect to any person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of common stock and preferred stock of such person, and all options, warrants or other rights to purchase or acquire any of the foregoing; and

(b) with respect to any person that is not a corporation, any and all partnership, membership or other equity interests of such person, and all options, warrants or other rights to purchase or acquire any of the foregoing.

“Consolidated Net Tangible Assets” means, as of any date on which the Issuer effects a transaction requiring such Consolidated Net Tangible Assets to be measured hereunder, the aggregate amount of assets (less applicable reserves) after deducting therefrom: (a) all current liabilities, except for current maturities of long-term debt and obligations under capital leases; and (b) intangible assets (including goodwill), to the extent included in said aggregate amount of assets, all as set forth on the Issuer’s most recent consolidated balance sheet and computed in accordance with generally accepted accounting principles in the United States of America applied on a consistent basis.

“Hedging Obligations” means:

(a) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements;

(b) other agreements or arrangements designed to manage interest rates or interest rate risk;

(c) other agreements or arrangements designed to protect against fluctuations in currency exchange rates or commodity prices; and

(d) other agreements or arrangements designed to protect against fluctuations in equity prices.

“Principal Property” means the land, improvements, buildings, fixtures and equipment (including any leasehold interest therein) constituting the principal corporate office of the Issuer, any manufacturing plant, or any manufacturing, distribution or research facility (in each case, whether now owned or hereafter acquired) which is owned or leased by the Issuer, unless the Board of Directors of the Issuer has determined in good faith that such office, plant or facility is not of material importance to the total business conducted by the Issuer and the Subsidiaries of the Issuer taken as a whole. With respect to any Sale and Lease-Back Transaction or series of related Sale and Lease-Back Transactions, the determination of whether any property is a Principal Property shall be determined by reference to all properties affected by such transaction or series of transactions.

6. Limitation on Sale and Lease-back Transactions.

The Issuer shall not enter into any Sale and Lease-Back Transaction with respect to any Principal Property, other than any such Sale and Lease-Back Transaction involving a lease for a term of not more than three years or any such Sale and Lease-Back Transaction between the Issuer and one of its Subsidiaries or between its Subsidiaries, unless:

(i) the Issuer or such Subsidiary, as applicable, could have incurred Indebtedness secured by a Lien on the Principal Property involved in such Sale and Lease-Back Transaction in an amount at least equal to the Attributable Debt with respect to such Sale and Lease-Back Transaction, without equally and ratably securing the Notes, pursuant to Section 5 hereto; or

(ii) the proceeds of such Sale and Lease-Back Transaction are at least equal to the fair market value of the affected Principal Property (as determined in good faith by the Board of Directors of the Issuer) and the Issuer applies an amount equal to the net proceeds of such Sale and Lease-Back Transaction within 365 days of such Sale and Lease-Back Transaction to any of (or a combination of):

1.	the prepayment or retirement of the Securities then outstanding under the Indenture (including the Notes);

2.

the prepayment or retirement (other than any mandatory retirement, mandatory prepayment or sinking fund payment or by payment at maturity) of other Indebtedness of the Issuer or of one of its Subsidiaries (other than Indebtedness that is subordinated to the Securities then outstanding under the Indenture (including the Notes) or Indebtedness owed to the Issuer or one of its Subsidiaries) that matures more than 12 months after its creation; or

3.	the purchase, construction, development, expansion or improvement of other comparable property.

(iii) Notwithstanding the restrictions in subsections (i) and (ii) above, the Issuer will be permitted to enter into Sale and Lease-Back Transactions otherwise prohibited by Section 6(i) and (ii) hereof, which, together with all of the Indebtedness outstanding pursuant to the second paragraph of Section 5, do not exceed 15% of Consolidated Net Tangible Assets measured at the closing date of the Sale and Lease-Back Transaction.

For purposes of this Section 6, see certain applicable definitions contained in Section 5 and the following definition for “Sale and Lease-Back Transaction”:

“Sale and Lease-Back Transaction” means any arrangement with any Person providing for the leasing by the Issuer of any Principal Property, whether now owned or hereafter acquired, which Principal Property has been or is to be sold or transferred by the Issuer to such Person.

7. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note.

8. Optional Redemption.

Prior to December 15, 2031 (two months prior to the maturity date of the Notes) (the “Par Call Date”), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to the date of redemption;

and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to the redemption date.

For purposes of this Section 8, see the following definition for “Treasury Rate”:

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) – H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed. Any notice may, in the Issuer’s discretion, be subject to the satisfaction or waiver of one or more conditions precedent, including, but not limited to, completion of an equity offering, a financing or other corporate transaction, provided that if such redemption or notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Issuer’s discretion, the redemption date may be postponed until up to 60 days following the notice of redemption, and such notice may be rescinded in the event that any or all such conditions precedent shall not have been satisfied by the date of redemption (including as it may be postponed), provided that if the Issuer requested that the Trustee provide the notice of redemption to the holders, then the Issuer must provide the Trustee with notice of such rescission or any delay in the redemption date no less than two business days prior to the giving of such redemption notice.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC, Euroclear Bank SA/NV or Clearstream Banking, S.A. (or another depositary), the redemption of the Notes shall be made in accordance with the policies and procedures of the depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

9. Offer to Repurchase Upon Change of Control Triggering Event.

Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, unless the Issuer shall have exercised its right pursuant to Section 8 hereof to redeem the Notes, each Holder of Notes shall have the right to require the Issuer to repurchase all or, at the Holder’s option, any part (in a multiple of $1,000 provided that the remaining principal amount, if any, following such repurchase shall be at least $2,000 or a multiple of $1,000 in excess thereof), of such Holder’s Notes (a “Change of Control Offer”) at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest, if any, on the Notes to be repurchased, to, but excluding, the repurchase date (the “Change of Control Payment”).

Within 30 days following any Change of Control Triggering Event, the Issuer shall cause a notice to be mailed to Holders of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The Issuer shall comply with the requirements of applicable securities laws and regulations in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event.

On the Change of Control Payment Date, the Issuer shall, to the extent lawful:

(i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(ii) no later than 10:00 a.m. New York time, deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased by the Issuer.

The paying agent shall promptly mail, to each Holder who properly tendered Notes, the repurchase price for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be in a principal amount of $2,000 or a multiple of $1,000 in excess thereof.

The Issuer shall not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the Indenture applicable to a Change of Control Offer made by the Issuer and purchases all Notes properly tendered and not withdrawn under such Change of Control Offer. If such third party terminates or defaults its Change of Control Offer, the Issuer shall be required to make a Change of Control Offer treating the date of such termination or default as though it were the date of the Change of Control Triggering Event. Notwithstanding anything to the contrary herein, a Change of Control Offer may be made in advance of a Change of Control Triggering Event, conditional upon such Change of Control Triggering Event, if a definitive agreement is in place for the Change of Control at the time of making the Change of Control Offer.

The Issuer shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provision of any such securities laws or regulations conflicts with this Section 9, the Issuer shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under this Section 9 by virtue of any such conflict.

For purposes of this Section 9, the following terms will be applicable:

“Change of Control” means the occurrence of any one of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger, amalgamation, arrangement or consolidation), in one or a series of related transactions, of all or substantially all of the Issuer’s properties or assets and those of its subsidiaries, taken as a whole, to one or more persons, other than to the Issuer or one of its subsidiaries; (2) the consummation of any transaction including, without limitation, any merger, amalgamation, arrangement or consolidation the result of which is that any person becomes the beneficial owner, directly or indirectly, of more than 50% of the Issuer’s Voting Stock; (3) the Issuer consolidates with, or merge with or into, any person, or any person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Issuer or of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person immediately after giving effect to such transaction; or (4) the adoption of a plan relating to the Issuer’s liquidation or dissolution. For the purposes of this definition, “person” and “beneficial owner” have the meanings used in Section 13(d) of the Exchange Act.

“Change of Control Triggering Event” means the Notes cease to be rated Investment Grade by both Rating Agencies on any date during the period (the “Trigger Period”) commencing 60 days prior to the first public announcement of the Change of Control or the Issuer’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control, which Trigger Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change. Unless at least one Rating Agency is providing a rating for the Notes at the commencement of any Trigger Period, the Notes will be deemed to have ceased to be rated Investment Grade during that Trigger Period. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Investment Grade” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of the Rating Agencies ceases to provide rating services to issuers or investors, and no Change of Control Triggering Event has occurred or is occurring, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act that is selected by the Issuer (as certified by a resolution of the Board of Directors) as a replacement for Moody’s or S&P, or both of them, as the case may be, and that is reasonably acceptable to the Trustee.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the Board of Directors of such person.

10. Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such Event of Default (voting together as a single class), shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the

Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Outstanding Securities (including the Notes) affected (voting together as a single class) to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

11. Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

12. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

13. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

14. Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature
Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

a. The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

REPURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL

To: Roper Technologies, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Roper Technologies, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, ____________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such repurchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be repurchased plus interest accrued to, but excluding, the repurchase date, except as provided in the Indenture.

Dated:

Signature____________________________

Principal amount to be repurchased (a multiple of $1,000):____________________________

Remaining principal amount following such repurchase: __________________________ (zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory

Exhibit C

Form of 2034 Notes

[Form of 2034 Global Note]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ROPER TECHNOLOGIES, INC.

4.900% Senior Notes due 2034

CUSIP No. 776696AJ5

ISIN No. US776696AJ52

$________

ROPER TECHNOLOGIES, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of     on October 15, 2034.

Interest Payment Dates: April 15 and October 15 (each, an “Interest Payment Date”), commencing on April 15, 2025.

Interest Record Dates: April 1 and October 1 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

2

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officers.

ROPER TECHNOLOGIES, INC.

By:
	Name:	John Stipancich
	Title:	Executive Vice President, General Counsel and Corporate Secretary

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated:

Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

ROPER TECHNOLOGIES, INC.

4.900% Senior Notes due 2034

1. Interest.

Roper Technologies, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above (the “Original Interest Rate”). Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from August 21, 2024. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing April 15, 2025. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Paying Agent.

Initially, Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3. Indenture; Defined Terms.

This Note is one of the 4.900% Notes due 2034 issued under the indenture, dated as of November 26, 2018 (the “Base Indenture”), between the Issuer and the Trustee, and established pursuant to an Officer’s Certificate, dated August 21, 2024, issued pursuant to Sections 2.01, 2.03 and 2.04 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, except for terms as described under the section titled “7. Optional Redemption” (in which case this Note shall govern), the terms of the Indenture shall govern.

1

4. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer of or exchange any Note selected for redemption, in whole or in part.

5. Limitations on Liens.

The Issuer shall not issue, incur, create, assume or guarantee any Indebtedness secured by a Lien upon any Principal Property or upon any of the Capital Stock or Indebtedness of any of its Significant Subsidiaries (whether such Principal Property, or Capital Stock or Indebtedness is then existing or owed or is thereafter created or acquired) without in any such case effectively providing, concurrently with the issuance, incurrence, creation, assumption or guaranty of any such secured Indebtedness, or the grant of such Lien, that the Notes (together, if the Issuer shall so determine, with any other Indebtedness of or guarantee by the Issuer ranking equally with the Notes) shall be secured equally and ratably with (or, at the option of the Issuer, prior to) such secured Indebtedness, except:

(i) Liens existing on the Issue Date;

(ii) Liens on assets or property of a Person at the time it becomes a Subsidiary, securing Indebtedness of such Person, provided such Indebtedness was not incurred in connection with such Person or entity becoming a Subsidiary and such Liens do not extend to any assets other than those of the person becoming a Subsidiary;

(iii) Liens on property or assets of a Person existing at the time such person is merged into or consolidated with the Issuer or any of its Subsidiaries, or at the time of a sale, lease or other disposition of all or substantially all of the properties or assets of a person to the Issuer or any of its Subsidiaries, provided that such Lien was not incurred in anticipation of the merger, consolidation, or sale, lease, other disposition or other such transaction by which such Person was merged into or consolidated with the Issuer or any of its Subsidiaries;

(iv) Liens existing on assets created at the time of, or within the 12 months following, the acquisition, purchase, lease, improvement or development of such assets to secure all or a portion of the purchase price or lease for, or the costs of improvement or development of (in each case including related costs and expenses), such assets;

(v) Liens to secure any extension, renewal, refinancing or refunding (or successive extensions, renewals, refinancings or refundings), in whole or in part, of any Indebtedness secured by Liens referred to in this Section 5, so long as such Lien is limited to all or part of substantially the same property which secured the Lien extended, renewed or replaced, and the amount of Indebtedness secured is not increased (other than by the amount equal to any costs and expenses (including any premiums, fees or penalties) incurred in connection with any extension, renewal, refinancing or refunding);

2

(vi) Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the Issuer’s books in conformity with generally accepted accounting principles;

(vii) Liens imposed by law, such as carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

(viii) Liens to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(ix) Liens in favor of only the Issuer or one or more of its Subsidiaries;

(x) Liens in favor of the Trustee securing Indebtedness owed under the Indenture to the Trustee and granted in accordance with the Indenture; and

(xi) Liens to secure Hedging Obligations.

Notwithstanding the restrictions in this Section 5, the Issuer will be permitted to incur Indebtedness, secured by Liens otherwise prohibited by this Section 5, which, together with the value of Attributable Debt outstanding pursuant to Sale and Lease-Back Transactions permitted pursuant to Section 6(iii), do not exceed 15% of Consolidated Net Tangible Assets measured at the date of incurrence of the Lien.

For purposes of this Section 5, the following terms will be applicable:

“Attributable Debt” with regard to a Sale and Lease-Back Transaction with respect to any Principal Property means, at the time of determination, the present value of the total net amount of rent required to be paid under such lease during the remaining term thereof (including any period for which such lease has been extended), discounted at the rate of interest set forth or implicit in the terms of such lease (or, if not practicable to determine such rate, the weighted average interest rate per annum borne by the Securities then outstanding under the Indenture (including the Notes) and any securities then outstanding under the Indenture, dated as of August 4, 2008, between Roper Industries, Inc. (now known as Roper Technologies, Inc.) and the Trustee) compounded semi-annually. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall be the lesser of (x) the net amount determined assuming termination upon the first date such lease may be terminated (in which case the net amount shall also include the amount of the penalty, but shall not include any rent that would be required to be paid under such lease subsequent to the first date upon which it may be so terminated) or (y) the net amount determined assuming no such termination.

3

“Capital Stock” means:

(a) with respect to any person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of common stock and preferred stock of such person, and all options, warrants or other rights to purchase or acquire any of the foregoing; and

(b) with respect to any person that is not a corporation, any and all partnership, membership or other equity interests of such person, and all options, warrants or other rights to purchase or acquire any of the foregoing.

“Consolidated Net Tangible Assets” means, as of any date on which the Issuer effects a transaction requiring such Consolidated Net Tangible Assets to be measured hereunder, the aggregate amount of assets (less applicable reserves) after deducting therefrom: (a) all current liabilities, except for current maturities of long-term debt and obligations under capital leases; and (b) intangible assets (including goodwill), to the extent included in said aggregate amount of assets, all as set forth on the Issuer’s most recent consolidated balance sheet and computed in accordance with generally accepted accounting principles in the United States of America applied on a consistent basis.

“Hedging Obligations” means:

(a) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements;

(b) other agreements or arrangements designed to manage interest rates or interest rate risk;

(c) other agreements or arrangements designed to protect against fluctuations in currency exchange rates or commodity prices; and

(d) other agreements or arrangements designed to protect against fluctuations in equity prices.

“Principal Property” means the land, improvements, buildings, fixtures and equipment (including any leasehold interest therein) constituting the principal corporate office of the Issuer, any manufacturing plant, or any manufacturing, distribution or research facility (in each case, whether now owned or hereafter acquired) which is owned or leased by the Issuer, unless the Board of Directors of the Issuer has determined in good faith that such office, plant or facility is not of material importance to the total business conducted by the Issuer and the Subsidiaries of the Issuer taken as a whole. With respect to any Sale and Lease-Back Transaction or series of related Sale and Lease-Back Transactions, the determination of whether any property is a Principal Property shall be determined by reference to all properties affected by such transaction or series of transactions.

4

6. Limitation on Sale and Lease-back Transactions.

The Issuer shall not enter into any Sale and Lease-Back Transaction with respect to any Principal Property, other than any such Sale and Lease-Back Transaction involving a lease for a term of not more than three years or any such Sale and Lease-Back Transaction between the Issuer and one of its Subsidiaries or between its Subsidiaries, unless:

(i) the Issuer or such Subsidiary, as applicable, could have incurred Indebtedness secured by a Lien on the Principal Property involved in such Sale and Lease-Back Transaction in an amount at least equal to the Attributable Debt with respect to such Sale and Lease-Back Transaction, without equally and ratably securing the Notes, pursuant to Section 5 hereto; or

(ii) the proceeds of such Sale and Lease-Back Transaction are at least equal to the fair market value of the affected Principal Property (as determined in good faith by the Board of Directors of the Issuer) and the Issuer applies an amount equal to the net proceeds of such Sale and Lease-Back Transaction within 365 days of such Sale and Lease-Back Transaction to any of (or a combination of):

1. the prepayment or retirement of the Securities then outstanding under the Indenture (including the Notes);

2. the prepayment or retirement (other than any mandatory retirement, mandatory prepayment or sinking fund payment or by payment at maturity) of other Indebtedness of the Issuer or of one of its Subsidiaries (other than Indebtedness that is subordinated to the Securities then outstanding under the Indenture (including the Notes) or Indebtedness owed to the Issuer or one of its Subsidiaries) that matures more than 12 months after its creation; or

3. the purchase, construction, development, expansion or improvement of other comparable property.

(iii) Notwithstanding the restrictions in subsections (i) and (ii) above, the Issuer will be permitted to enter into Sale and Lease-Back Transactions otherwise prohibited by Section 6(i) and (ii) hereof, which, together with all of the Indebtedness outstanding pursuant to the second paragraph of Section 5, do not exceed 15% of Consolidated Net Tangible Assets measured at the closing date of the Sale and Lease-Back Transaction.

For purposes of this Section 6, see certain applicable definitions contained in Section 5 and the following definition for “Sale and Lease-Back Transaction”:

“Sale and Lease-Back Transaction” means any arrangement with any Person providing for the leasing by the Issuer of any Principal Property, whether now owned or hereafter acquired, which Principal Property has been or is to be sold or transferred by the Issuer to such Person.

5

7. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note.

8. Optional Redemption.

Prior to July 15, 2034 (three months prior to the maturity date of the Notes) (the “Par Call Date”), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, less (b) interest accrued to the date of redemption;

and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to the redemption date.

For purposes of this Section 8, see the following definition for “Treasury Rate”:

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) – H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant

6

maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed. Any notice may, in the Issuer’s discretion, be subject to the satisfaction or waiver of one or more conditions precedent, including, but not limited to, completion of an equity offering, a financing or other corporate transaction, provided that if such redemption or notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Issuer’s discretion, the redemption date may be postponed until up to 60 days following the notice of redemption, and such notice may be rescinded in the event that any or all such conditions precedent shall not have been satisfied by the date of redemption (including as it may be postponed), provided that if the Issuer requested that the Trustee provide the notice of redemption to the holders, then the Issuer must provide the Trustee with notice of such rescission or any delay in the redemption date no less than two business days prior to the giving such redemption notice.

7

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC, Euroclear Bank SA/NV or Clearstream Banking, S.A. (or another depositary), the redemption of the Notes shall be made in accordance with the policies and procedures of the depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

9. Offer to Repurchase Upon Change of Control Triggering Event.

Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, unless the Issuer shall have exercised its right pursuant to Section 8 hereof to redeem the Notes, each Holder of Notes shall have the right to require the Issuer to repurchase all or, at the Holder’s option, any part (in a multiple of $1,000 provided that the remaining principal amount, if any, following such repurchase shall be at least $2,000 or a multiple of $1,000 in excess thereof), of such Holder’s Notes (a “Change of Control Offer”) at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest, if any, on the Notes to be repurchased, to, but excluding, the repurchase date (the “Change of Control Payment”).

Within 30 days following any Change of Control Triggering Event, the Issuer shall cause a notice to be mailed to Holders of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The Issuer shall comply with the requirements of applicable securities laws and regulations in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event.

On the Change of Control Payment Date, the Issuer shall, to the extent lawful:

(i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(ii) no later than 10:00 a.m. New York time, deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

8

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased by the Issuer.

The paying agent shall promptly mail, to each Holder who properly tendered Notes, the repurchase price for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be in a principal amount of $2,000 or a multiple of $1,000 in excess thereof.

The Issuer shall not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the Indenture applicable to a Change of Control Offer made by the Issuer and purchases all Notes properly tendered and not withdrawn under such Change of Control Offer. If such third party terminates or defaults its Change of Control Offer, the Issuer shall be required to make a Change of Control Offer treating the date of such termination or default as though it were the date of the Change of Control Triggering Event. Notwithstanding anything to the contrary herein, a Change of Control Offer may be made in advance of a Change of Control Triggering Event, conditional upon such Change of Control Triggering Event, if a definitive agreement is in place for the Change of Control at the time of making the Change of Control Offer.

The Issuer shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provision of any such securities laws or regulations conflicts with this Section 9, the Issuer shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under this Section 9 by virtue of any such conflict.

For purposes of this Section 9, the following terms will be applicable:

“Change of Control” means the occurrence of any one of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger, amalgamation, arrangement or consolidation), in one or a series of related transactions, of all or substantially all of the Issuer’s properties or assets and those of its subsidiaries, taken as a whole, to one or more persons, other than to the Issuer or one of its subsidiaries; (2) the consummation of any transaction including, without limitation, any merger, amalgamation, arrangement or consolidation the result of which is that any person becomes the beneficial owner, directly or indirectly, of more than 50% of the Issuer’s Voting Stock; (3) the Issuer consolidates with, or merge with or into, any person, or any person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Issuer or of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person immediately after giving effect to such transaction; or (4) the adoption of a plan relating to the Issuer’s liquidation or dissolution. For the purposes of this definition, “person” and “beneficial owner” have the meanings used in Section 13(d) of the Exchange Act.

9

“Change of Control Triggering Event” means the Notes cease to be rated Investment Grade by both Rating Agencies on any date during the period (the “Trigger Period”) commencing 60 days prior to the first public announcement of the Change of Control or the Issuer’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control, which Trigger Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change. Unless at least one Rating Agency is providing a rating for the Notes at the commencement of any Trigger Period, the Notes will be deemed to have ceased to be rated Investment Grade during that Trigger Period. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Investment Grade” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of the Rating Agencies ceases to provide rating services to issuers or investors, and no Change of Control Triggering Event has occurred or is occurring, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act that is selected by the Issuer (as certified by a resolution of the Board of Directors) as a replacement for Moody’s or S&P, or both of them, as the case may be, and that is reasonably acceptable to the Trustee.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the Board of Directors of such person.

10. Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such Event of Default (voting together as a single class), shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the

10

Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Outstanding Securities (including the Notes) affected (voting together as a single class) to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

11. Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

12. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

13. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

14. Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

11

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature
Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

12

SCHEDULE OF EXCHANGES OF NOTES

a. The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

13

REPURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL

To: Roper Technologies, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Roper Technologies, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, ____________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such repurchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be repurchased plus interest accrued to, but excluding, the repurchase date, except as provided in the Indenture.

Dated:

Signature____________________________

Principal amount to be repurchased (a multiple of $1,000):____________________________

Remaining principal amount following such repurchase: __________________________ (zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory

14